Exhibit 10.2

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of April _7_, 2017 between Mammoth Corporation ("Purchaser") and Pura Naturals, Inc. (the "Company").

WHEREAS, simultaneously with the execution and delivery of this Agreement, the parties shall enter into the Securities Purchase Agreement, dated as of the date hereof, (the "Purchase Agreement") pursuant to which the Purchaser has committed to purchase up to $10,000,000 of the Company's Common Stock (capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

WHEREAS, the execution and delivery of this Agreement and granting to the Purchaser of the registration rights set forth herein with respect to the Shares is a component part of the transaction contemplated under the Purchase Agreement.

Terms not defined in this Agreement have the same meaning as those in the Securities Purchase Agreement.

NOW, THEREFORE, the parties hereto mutually agree as follows:

Section 1.                Registrable Securities.  As used herein the term "Registrable Security" means all Shares; provided, however, that any shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities when (i) sold pursuant to the Registration Statement, (ii) able to be sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) otherwise transferred to persons who may trade such Shares without restriction under the Securities Act, and the Company has Delivered, as defined in the SPA, such Shares not bearing a restrictive legend or (iv) sold without any time, volume or manner limitations pursuant to Rule 144(b)(1)(i) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

Section 2.                 Restrictions on Transfer.  The Purchaser acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Shares as provided herein, the Shares are "restricted securities" as defined in Rule 144.  The Purchaser understands that no disposition or transfer of the Shares may be made by Purchaser in the absence of (i) an opinion of counsel to the Purchaser, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

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With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees to:

(a) comply with the provisions of paragraph (c)(1) of Rule 144; and
(b) file with the Securities and Exchange Commission ("Commission") in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Purchaser, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

Section 3. Registration Rights With Respect to the Shares.

(a) The Company agrees that it will prepare and file with the Commission, within thirty (30) days after the date hereof, a registration statement on Form S-3 (if Form S-3 is not available, then on Form S-1, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), so as to permit a public offering and resale of the Shares under the Securities Act by Purchaser.
(b) The Company shall cause the Registration Statement to become effective within the earlier of (i) five months of the date of filing the Registration Statement, or (ii) five (5) days after receiving written notice of Commission clearance and will within said five (5) days request acceleration of effectiveness.  The Company will notify Purchaser of the effectiveness of the Registration Statement within one Trading Day of such event.
(c) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earliest of (i) the date that all the Shares have been disposed of pursuant to the Registration Statement, (ii) the date that all of the Shares have been sold pursuant to the Registration Statement, (iii) the date all Shares have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has Delivered, as defined in the Share Purchase Agreement, such Shares not bearing a restrictive legend, or (iv) the date all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(b)(1)(i) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Purchaser  (the "Effectiveness Period").
(d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company.  The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of its counsel.
(e) The Purchaser and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Purchaser with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof.

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(f) The Company shall make reasonably available for inspection by Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for due diligence examinations; provided, however, all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Purchaser and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality.  If the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchaser and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Purchaser and other parties.
(g) The Company shall qualify any of the Shares for sale in such states as the Purchaser reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof.  However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.
(h) The Company at its expense will supply the Purchaser with copies of the Registration Statement and the Prospectus and other related documents in such quantities as may be reasonably requested by the Purchaser.
(i) The Company shall not be required by this Section 3 to include Purchaser's Shares in any Registration Statement which is to be filed if, in the opinion of counsel for both the Purchaser and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Purchaser and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

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(j) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 3(k) below), the Purchaser shall not offer or sell any Shares or engage in any other transaction involving or relating to Shares, from the time of the giving of notice with respect to a Potential Material Event until the Purchaser receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "Suspension Period").  Notwithstanding anything herein to the contrary, if a Suspension Period occurs at any time during any period commencing on a Day the Shares are Delivered and ending fifteen (15) Trading Days later, then the Company must compensate the Purchaser for any net decline in the market value of any Shares purchased by the Purchaser pursuant to such recent Draw Down through the end of such Suspension Period.  Net decline shall be calculated as the difference between the highest VWAP during the applicable Suspension Period and the VWAP on the Trading Day immediately following a properly delivered notice to the Purchaser that such Suspension Period has ended.  If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than fifteen (15) calendar days.  The Company must give Purchaser notice in writing of the existence of a Potential Material Event promptly upon knowledge that such an event exists and, where possible, at least two (2) days prior to the first day of a Suspension Period, if lawful to do so.
(k) "Potential Material Event" means any of the following: (i) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business or affairs of the Company; (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information, or (iii) pursuant to applicable law, the Company is required to file a post-effective amendment to the Registration Statement because the Company experiences a fundamental change, must change the plan of distribution to the Prospectus, or must update the information included in the Prospectus pursuant to Section 10(a)(3) of the Securities Act.

Section 4. Cooperation with Company.  The Purchaser will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Purchaser shall consent to be named as an underwriter in the Registration Statement. Purchaser acknowledges that in accordance with current Commission policy, the Purchaser will be named as the underwriter of the Shares in the Registration Statement.

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Section 5. Registration Procedures.  If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Purchaser's assistance and cooperation as reasonably required:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Purchaser of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus, and any amendment or supplement thereto, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(b) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of the Prospectus (including any supplements thereto), provide draft copies thereof to the Purchaser and reflect in such documents all such comments as the Purchaser (and its counsel) reasonably may propose and (ii) furnish to the Purchaser such numbers of copies of the Prospectus including a preliminary prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;
(c) comply with the California, New York, New Jersey, Florida, and Illinois blue sky laws with respect to the Registrable Securities (subject to the limitations set forth in Section 3(g) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities;
(d) list such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or the Principal Market;
(e) notify the Purchaser at any time when the Prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible and such period during which the Purchaser is precluded from making sales under the Prospectus shall be a Suspension Period and the Company shall compensate the Purchaser as set forth in Section 3(j) herein;
(f) as promptly as practicable after becoming aware of such event, notify the Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

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(g) cooperate with the Purchaser to facilitate the timely preparation and Delivery of Shares of Common Stock for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser reasonably may request and registered in such names as the Purchaser may request, pursuant to the Purchase Agreement.
(h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;
(i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and
(j) maintain a transfer agent for its Common Stock.

Section 6. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act ("Distributing Purchaser") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration  Statement, preliminary prospectus, the Prospectus or amendment  or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

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(b) Each Distributing Purchaser agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Purchaser may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Purchaser shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to such Distributing Purchaser as a result of the sale of Registrable Securities pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion.  The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Purchaser, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Purchaser and the indemnifying party and the Distributing Purchaser shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Purchaser (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Purchaser, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for all Distributing Purchasers, which firm shall be designated in writing by the Distributing Purchaser).  No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

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All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party was not entitled to indemnification hereunder.

Section 7. Contribution.  In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Purchaser on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.   The Company and the Distributing Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall any (i) Purchaser be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by the Purchaser from the sale of the Purchaser's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are or were to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

Section 8. Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

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Section 9. Assignment.  Neither this Agreement nor any rights of the Purchaser or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Purchaser pursuant to the Purchase Agreement other than through open-market sales, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Purchaser, the Purchaser's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Purchaser) who agrees to be bound hereby.

Section 10. Counterparts/Facsimile/Email.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party and sending a counterpart electronically, including via email or facsimile shall constitute an original and binding document as to the party which sent the counterpart electronically.  In lieu of the original, a facsimile transmission, email transmission, or copy of the original shall be as effective and enforceable as the original.

Section 11. Remedies and Severability.  The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

Section 12. Conflicting Agreements.  The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the purchasers of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

Section 13. Headings.  The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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Section 14. Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of Illinois, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in either: the Nineteenth Judicial Circuit Court in Lake County Illinois; or the United States District Court for the Northern District of Illinois.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of either of  those two Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date set forth above.

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